UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2012

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025
(Address of principal executive offices and zip code)

(650) 306-1650
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On June 26, 2012, Landec Corporation (the “Company”) issued a press release announcing that the Company had entered into three agreements with INCOTEC® Coating and Seed Technology Companies.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibit.

The following exhibit is furnished as part of this report:

Exhibit Number	Description
99.1	Registrant’s Press Release dated June 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDEC CORPORATION
Registrant

Date: June 27, 2012	By:	/s/ Gregory S. Skinner
Gregory S. Skinner Vice President of Finance and Chief Financial Officer